     ---------------------------------------------------------------------------
     ANNUAL REPORT TO SHAREHOLDERS                             FEBRUARY 28, 1997

     ---------------------------------------------------------------------------

     NAVIGATOR LOGO                                              NAVIGATOR  LOGO
     A member of the NAVIGATOR GROUP             A member of the NAVIGATOR GROUP
     of FUNDS                                                           of FUNDS

     ---------------------------------------------------------------------------

        CHAIRMAN'S LETTER                                         April 11, 1997

        - We welcome this opportunity to be able to give you a summary update of many of the events -- and trends -- that have affected the economy and the Navigator Money Market Funds over the last year.

        As the Funds' fiscal year began, the economy was exhibiting signs of strength as non-farm payrolls were growing at a robust pace, business inventories were strengthening, although not too briskly, inflation was running below 3.0%, and consumer confidence was on the rise. This environment offered market investors an opportunity to surpass the previous years' outstanding returns. As the economy continued to expand, a concern arose that inflationary expectations would increase, causing the Federal Reserve to change course and to start tightening monetary policy. During this time, the spot value of gold rose in excess of $400 an ounce, supporting these inflationary concerns.

        Throughout the year, the Federal Open Market Committee, chaired by Mr. Greenspan, maneuvered monetary policy over a tight course that appears to have fostered a growing economy with few signs of inflation. As Wall Street economists speculated that this manner of growth would generate inflationary pressure, they were left guessing by the Fed's Chairman. New home sales, viewed by many as a key barometer to the consumption market, peaked late in the summer along with interest rates. Consumer confidence remained strong during this period, as did personal income. The Federal Reserve began to see signs of building wage pressures as average hourly earnings ended the year on a high note. Not even Mr. Greenspan's "irrational exuberance" comments in December were able to slow a rocketing stock and recovering bond market. The economy posted quarterly Gross Domestic Product figures ranging from 2.0% to 4.7% for the year, producing an average of 3.2%.

        Fourth Quarter 1996 saw a stronger economic picture from a number of leading indicators -- both industrial production and consumer spending increased. As a result, we believe that the Fed is likely to increase short-term interest rates again by mid-year. Therefore, our Funds will continue to be managed with short maturity cycles, laddered to prepare for the probability of higher rates ahead.

        We continue to follow our time-tested philosophy of quality investing. In this rate environment, more investment managers continue to find it tempting to reduce investment standards to stretch for a few more basis points of yield. I can assure you that is not the practice with the Navigator Money Market or Navigator Tax-Free Money Market Funds. Quality is something we have always taken very seriously.

        As you know, Fairfield was built on a quality tradition, and that philosophy remains unchanged. We will continue the commitment to our shareholders of providing very high quality portfolios that deliver industry-competitive yields.

        Thank you once again for your continued confidence in the Navigator Money Market and Navigator Tax-Free Money Market Funds. Our commitment of providing a competitive product with a minimal degree of risk remains unchanged.

        Sincerely,

        /s/ Robert J. Walker, Jr.
        Robert J. Walker, Jr.
        Chairman

        INVESTMENT REPORT

        Navigator Money Market Fund

        Market and Fund Specifics

        - Throughout the fiscal year, the Navigator Money Market Fund maintained a shorter weighted average maturity compared to many of its peers. The Fund's Advisor chose an investment strategy that focused on providing a highly liquid portfolio to accommodate the daily cash flow needs of our shareholders. The composition of the portfolio changed little during the year. The Fund concentrated on investments in high quality commercial paper on the shorter end of the yield curve while continuing to diversify by taking advantage of opportunities that occasionally presented themselves in the U.S. Government and Agency markets. With the Federal Reserve currently biased toward raising interest rates, this investment strategy has also positioned the Fund to quickly benefit from any increase in interest rates. The Navigator Money Market Fund continued to provide a highly competitive yield even when compared to funds with less conservative investment philosophies.

        Events of Importance

        - The recent default by Mercury Finance on its commercial paper brought to the surface risky investments by some money market funds. The Advisor takes pride in the creditworthiness of the assets held by the Funds. All commercial paper purchased by the Navigator Money Market Fund is rated "A-1+ or A-1" by Standard & Poor's and "P-1" by Moody's, the highest commercial paper quality ratings of both rating agencies. The Fund does not, and will not, stretch to a third or fourth rating agency to obtain a favorable rating to qualify an investment as "First Tier". The Fund's objective remains to provide a high-quality investment portfolio.

        PORTFOLIO STATISTICS

                                             Average                    Average
                                             Monthly     Compound       Maturity
                           Month              Yield       Yield*      (Month-end)
          ----------------------------------------------------------------------------
          1996     March                       5.11%       5.23%           33 days
                   April                       5.20        5.33            40
                   May                         5.19        5.32            44
                   June                        5.23        5.35            55
                   July                        5.26        5.39            47
                   August                      5.24        5.37            39
                   September                   5.24        5.36            22
                   October                     5.26        5.39            31
                   November                    5.30        5.43            33
                   December                    5.30        5.43            20
          1997     January                     5.30        5.43            25
                   February                    5.25        5.38            30
                   ---------------------     -------      -------          --------
                   Average Annualized
                    Yields and Maturity        5.24%       5.37%           35 days
                                              =======     =======          ========

        *Compound yields assume reinvestment of dividends.

        MATURITY DIVERSIFICATION SCHEDULE
        AS OF FEBRUARY 28, 1997

                             Amount
                        (Amortized Cost)   % of Portfolio   % Cumulative
          -------------------------------------------------------------------
          One Day       $  33,146,000            18.3%           18.3%
          2-7 days          4,997,791             2.8            21.1
          8-30 days        50,863,435            28.1            49.2
          31-60 days       50,841,905            28.1            77.3
          61-90 days       29,091,424            16.1            93.4
          Over 90 days     11,971,921             6.6           100.0
                        ---------------    ------------
          Total         $ 180,912,476           100.0%
                        ===============    ============

        INVESTMENT REPORT

        Navigator Tax-Free Money Market Fund

        Market and Fund Specifics

        - The targeted federal funds rate remained unchanged throughout the Fund's entire fiscal year, leaving the tax-exempt markets at the whim of the usual technical pressures. Assets, which had been declining during the first half of the year, stabilized during the second half. Initially, this led to some volatility in the Fund's weighted average maturity, ranging from a low of 23 days late last spring to a high of 67 days during the middle of last summer. For the most part, 30-50 days was the norm. Tax-exempt rates rose early in the spring as the markets anticipated that the next move by the Federal Reserve would be to tighten interest rates. The summer months found falling yields as the economy strengthened, bolstering revenues for municipalities and reducing their interim borrowing needs. Supply returned to the market in the latter half of the summer, pushing tax-exempt yields higher, and this trend continued through the fall. The tax-exempt markets experienced some gyrations during the winter months. The pressures that usually appear at the end of December and into January were not as pronounced as in past years. This resulted in rates bottoming much sooner than expected, and at a higher level. Uncertainty over the timing of an increase in taxable rates coupled with light new issue supply weighed on the markets as February progressed, resulting in lower rates and in market participants unwilling to extend.

        As we look ahead, the Fed's recent tightening in the taxable markets has had only a minimal impact on tax-exempt rates. Market participants are focusing on the upcoming April tax date, and on the timing for the next move to higher rates. With this scenario, the Fund's bias for its weighted average maturity will be to the shorter-end of what was experienced during the last year.

        Events of Importance

        - The Securities and Exchange Commission continues on its quest to amend rule 2a-7, the rule that governs money fund investment parameters. Over the coming months, the industry will be forced to slightly alter the way business is done, through the implementation of the New 2a-7 Amendments. Since these changes had been anticipated for some time, the industry has had adequate time to review them thoroughly. We continue to maintain that the industry will benefit from these changes, and that, for organizations such as ours, these changes are merely a formality.

        PORTFOLIO STATISTICS

                                                      Average                  Average
                                                      Monthly     Compound     Maturity
                                      Month            Yield       Yield*    (Month-end)
          -----------------------------------------------------------------------------------
          1996                March                    3.03%       3.07%          64 days
                              April                    3.15        3.19           28
                              May                      3.24        3.29           32
                              June                     3.02        3.06           31
                              July                     2.87        2.91           57
                              August                   3.10        3.15           52
                              September                3.21        3.26           41
                              October                  3.18        3.23           43
                              November                 3.21        3.26           38
                              December                 3.23        3.28           41
          1997                January                  3.11        3.16           39
                              February                 3.13        3.18           34
                              ---------------------   ------      ------          --------
                              Average Annualized
                               Yields and Maturity     3.12%       3.17%          42 days
                                                      ======      ======          ========

        *Compound yields assume reinvestment of dividends.

        PORTFOLIO COMPOSITION
        AS OF FEBRUARY 28, 1997

                                             Amount
                                          (Face Value)     % of Portfolio
          -----------------------------------------------------------------------
          Floating Rate Securities:
                 Daily Liquidity          $ 6,800,000            12.7%
                 7-Day Liquidity           19,775,000            36.9
          Notes and Bonds                   8,016,173            15.0
          Tax-Exempt Commercial Paper      19,000,000            35.4
                                          -----------      ------------
                                          $53,591,173           100.0%
                                          ===========      ============

        PORTFOLIO QUALITY
        AS OF FEBRUARY 28, 1997

           Moody's Ratings                                                      % of Portfolio
          --------------------------------------------------------------------------------------------
          "MIG-1/VMIG-1"       Highest Quality Short-term Instruments                 53.6%
          "Prime-1"            Highest Quality
                                 Tax-Exempt Commercial Paper                          46.4
                                                                                ------------
                                                                                     100.0%
                                                                                ============

       FINANCIAL STATEMENTS
       Statement of Net Assets
       Navigator Money Market Fund
       February 28, 1997

                           PRINCIPAL                                                         MATURITY     INTEREST
                            AMOUNT         SECURITY                                            DATE         RATE          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER --
 76.44%
AUTOMOBILE
 MANUFACTURER -- 3.87%
                         $5,000,000  Ford Motor Credit Corp................................  03/31/97       5.24%     $   4,978,167
                          2,000,000  Ford Motor Credit Corp................................  04/07/97       5.27%         1,989,167
                                                                                                                      -------------
                                     TOTAL AUTOMOBILE MANUFACTURER................................................        6,967,334
-----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS -- 4.97%
                          5,000,000 Dupont (E.I. de Nemours) & Co..........................  03/24/97       5.27%         4,983,165
                          4,000,000 Dupont (E.I. de Nemours) & Co..........................  04/09/97       5.26%         3,977,207
                                                                                                                      -------------
                                    TOTAL CHEMICALS...............................................................        8,960,372
------------------------------------------------------------------------------------------------------------------------------------
CONGLOMERATE -- 4.40%
                          3,000,000 General Electric Capital...............................  03/31/97       5.27%         2,986,825
                          5,000,000 General Electric Capital...............................  05/07/97       5.31%         4,950,588
                                                                                                                      -------------
                                    TOTAL CONGLOMERATE............................................................        7,937,413
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER ELECTRONICS --
 4.96%
                          5,000,000 Motorola Inc. .........................................  05/14/97       5.24%         4,946,144
                          4,000,000 Sharp Electronics......................................  03/21/97       5.35%         3,988,111
                                                                                                                      -------------
                                    TOTAL CONSUMER ELECTRONICS....................................................        8,934,255
-----------------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT --
 1.66%
                          3,000,000 Walt Disney Company....................................   04/09/97       5.26%        2,982,905
                                                                                                                      -------------
                                    TOTAL ENTERTAINMENT............................................................       2,982,905
------------------------------------------------------------------------------------------------------------------------------------
FINANCE -- 2.75%
                          5,000,000 American Express Credit Corp..........................    04/23/97       5.25%        4,961,354
                                                                                                                      -------------
                 TOTAL FINANCE.....................................................................................        4,961,354
------------------------------------------------------------------------------------------------------------------------------------
FINANCE, CORPORATE
 RECEIVABLES -- 10.08%
                          3,000,000 Asset Securitization Cooperative......................   05/07/97       5.33%         2,970,241
                          3,000,000 Asset Securitization Cooperative......................   05/16/97       5.30%         2,966,433
                          2,000,000 Asset Securitization Cooperative......................   06/04/97       5.32%         1,971,922
                          6,000,000 Corporate Asset Funding...............................   03/17/97       5.27%         5,985,947
                          4,300,000 Preferred Receivables Funding Corp....................   04/01/97       5.28%         4,280,449
                                                                                                                      -------------
                                    TOTAL FINANCE, CORPORATE RECEIVABLES..........................................       18,174,992
-----------------------------------------------------------------------------------------------------------------------------------
FINANCE, EQUIPMENT
 LEASES -- 4.98%
                          4,000,000 International Lease Finance...........................   03/12/97       5.30%         3,993,522
                          3,000,000 International Lease Finance...........................   03/14/97       5.30%         2,994,258
                          2,000,000 International Lease Finance...........................   04/18/97       5.32%         1,985,813
                                                                                                                      -------------
                                    TOTAL FINANCE, EQUIPMENT LEASES...............................................        8,973,593
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES,
 DIVERSIFIED -- 8.28%
                          3,000,000 Associates Corp. of North America.....................   03/26/97       5.30%         2,988,958
                          5,000,000 Associates Corp. of North America.....................   03/31/97       5.30%         4,977,917
                          4,000,000 John Deere Capital Corp........ ......................   03/26/97       5.33%         3,985,194
                          3,000,000 John Deere Capital Corp. .............................   05/15/97       5.24%         2,967,250
                                                                                                                      -------------
                                    TOTAL FINANCIAL SERVICES, DIVERSIFIED.........................................       14,919,319
-----------------------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS --
 4.71%
                          5,000,000 Weyerhaeuser Company..................................   03/04/97       5.30%         4,997,792
                          3,500,000 Weyerhaeuser Mortgage Company.........................   03/19/97       5.30%         3,490,725
                                                                                                                      -------------
                                    TOTAL FOREST PRODUCTS.........................................................        8,488,517
-----------------------------------------------------------------------------------------------------------------------------------

                            PRINCIPAL                                                        MATURITY      INTEREST
                              AMOUNT                          SECURITY                         DATE          RATE         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE, FULL-LINE --
 4.97%
                           $  5,000,000    Prudential Funding.............................    03/26/97       5.23%     $  4,981,840
                              4,000,000    Prudential Funding.............................    04/15/97       5.29%        3,973,550
                                                                                                                       ------------
                                           TOTAL INSURANCE, FULL-LINE..............................................       8,955,390
-----------------------------------------------------------------------------------------------------------------------------------
MEDIA -- PUBLISHING --
 5.37%
                              4,000,000    McGraw-Hill....................................    03/25/97       5.26%        3,985,973
                              2,830,000    McGraw-Hill....................................    03/31/97       5.26%        2,817,595
                              2,900,000    McGraw-Hill....................................    04/30/97       5.25%        2,874,625
                                                                                                                       ------------
                                           TOTAL MEDIA -- PUBLISHING...............................................       9,678,193
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE EQUIPMENT --
 4.98%
                              7,500,000    Xerox Credit Corp. ............................    03/11/97       5.29%        7,488,979
                              1,500,000    Xerox Credit Corp. ............................    05/12/97       5.28%        1,484,160
                                                                                                                       ------------
                                           TOTAL OFFICE EQUIPMENT..................................................       8,973,139
-----------------------------------------------------------------------------------------------------------------------------------
SECURITIES DEALERS --
 10.46%
                              2,000,000    Bear Stearns Companies.........................    03/12/97       5.30%        1,996,761
                              2,000,000    Bear Stearns Companies.........................    05/21/97       5.30%        1,976,150
                              4,000,000    Goldman Sachs Group L.P. ......................    04/09/97       5.33%        3,976,903
                              4,000,000    Goldman Sachs Group L.P. ......................    05/15/97       5.30%        3,955,833
                              2,000,000    Merrill Lynch & Co., Inc. .....................    04/15/97       5.35%        1,986,625
                              5,000,000    Morgan Stanley Group...........................    04/14/97       5.33%        4,967,428
                                                                                                       ------------
                                           TOTAL SECURITIES DEALERS................................................      18,859,700
-----------------------------------------------------------------------------------------------------------------------------------
                                           TOTAL COMMERCIAL PAPER..................................................     137,766,476
-----------------------------------------------------------------------------------------------------------------------------------
MEDIUM TERM NOTES,
 FLOATING RATE -- 5.55%
                              5,000,000    Bear Stearns Companies, Inc. ..................   03/03/97*       5.48%        5,000,000
                              5,000,000    Merrill Lynch & Co.,Inc. ......................   03/03/97*       5.45%        5,000,000
                                                                                                                       ------------
                                           TOTAL MEDIUM TERM NOTES, FLOATING RATE..................................      10,000,000
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS --
 18.39%
                                 11,000    First Boston
                                             (collateralized by U.S. Treasury Bond, par
                                             value $9,000, 9.000%, due 11/15/18; market
                                             value $11,240)...............................   03/03/97*       5.00%           11,000
                                145,000    Goldman Sachs
                                             (collateralized by U.S. Treasury Bond, par
                                             value $130,000, 8.125%, due 8/15/19; market
                                             value $148,196)..............................   03/03/97*       5.12%          145,000
                                 10,000    Merrill Lynch
                                             (collateralized by U.S. Treasury Bond, par
                                             value $8,000, 10.375%, due 11/15/09; market
                                             value $10,316)...............................   03/03/97*       5.05%           10,000

            PRINCIPAL                                                        MATURITY      INTEREST
              AMOUNT                          SECURITY                         DATE          RATE         VALUE
           --------------------------------------------------------------------------------------------------------
           $ 32,980,000    Paine Webber
                             (collateralized by U.S. Government Agency
                             Mortgage-backed Securities, ranging in par
                             value from $2,400-$16,305,000, 4.14%-9.50%,
                             due 6/01/97-3/01/27; total market value
                             $33,860,381).................................   03/03/97*       5.41%     $ 32,980,000
                                                                                                       ------------
                           TOTAL REPURCHASE AGREEMENTS.............................................      33,146,000
           ========================================================================================================
                           TOTAL VALUE OF SECURITIES OWNED -- 100.38%
                           (which approximates cost for Federal income tax purposes)...............    $180,912,476
                           EXCESS OF TOTAL LIABILITIES OVER OTHER ASSETS -- (0.38%)................        (694,052)
                                                                                                       ------------
                           NET ASSETS APPLICABLE TO 180,221,065 SHARES OUTSTANDING;
                             EQUIVALENT TO $1.00 PER SHARE -- 100.00%..............................    $180,218,424
                                                                                                       ============

       -------------------------------------
       * = The interest rate shown for each
          of these obligations is the rate
          as of February 28, 1997 and the
          maturity shown is the date of the
          next interest rate adjustment.
                                 See accompanying notes.

       FINANCIAL STATEMENTS
       Statement of Net Assets
       Navigator Tax-Free Money Market Fund
       February 28, 1997

                            PRINCIPAL                                                       MATURITY     INTEREST
                              AMOUNT                          SECURITY                        DATE         RATE          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS --
 99.13%
ALASKA -- 3.70%
                           $  2,000,000    Valdez Marine Terminal Rev Bonds
                                             (ARCO Transportation) Ser A CP..............   05/15/97       3.45%     $   2,000,000
                                                                                                                     -------------
                                           TOTAL ALASKA..........................................................        2,000,000
-----------------------------------------------------------------------------------------------------------------------------------
COLORADO -- 5.56%
                              3,000,000    Colorado St General Fund Rev TRAN Ser A.......   06/27/97       4.50%         3,007,011
                                                                                                                     -------------
                                           TOTAL COLORADO........................................................        3,007,011
-----------------------------------------------------------------------------------------------------------------------------------
LOUISIANA -- 1.85%
                              1,000,000    Parish of St. Charles PCR Bonds
                                             (Shell Oil Co) Ser B VRDO...................   03/03/97       3.40%         1,000,000
                                                                                                                     -------------
                                           TOTAL LOUISIANA.......................................................        1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS -- 9.25%
                              3,000,000    Boston Wtr & Swr Commission Rev
                                             Bonds Senior Series A VRDO..................   03/06/97       3.10%         3,000,000
                              2,000,000    Massachusetts Health & Ed. Fac. Auth. Rev.
                                             Bonds (Harvard University) Series L CP......   05/13/97       3.50%         2,000,000
                                                                                                                     -------------
                                           TOTAL MASSACHUSETTS...................................................        5,000,000
-----------------------------------------------------------------------------------------------------------------------------------
MINNESOTA -- 1.85%
                              1,000,000    Regents of the University of Minnesota
                                             Certificates Ser B CP.......................   03/10/97       3.40%         1,000,000
                                                                                                                     -------------
                                           TOTAL MINNESOTA.......................................................        1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
MISSOURI -- 4.44%
                              2,400,000    Missouri St Hlth & Ed Facs Auth Hlth Facs
                                             Rev Bonds (SSM Hlth) Ser C CP...............   03/18/97       3.35%         2,400,000
                                                                                                                     -------------
                                           TOTAL MISSOURI........................................................        2,400,000
-----------------------------------------------------------------------------------------------------------------------------------
MONTANA -- 1.66%
                                900,000    Forsyth, Rosebud Cnty PCR Bonds
                                             (Portland General Electric) Ser A VRDO......   03/05/97       3.30%           900,000
                                                                                                                     -------------
                                           TOTAL MONTANA.........................................................          900,000
-----------------------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE -- 4.99%
                              2,700,000    New Hampshire St Hsg Fin Auth MFHR
                                             Bonds (Eqr Bd Partnership) VRDO.............   03/05/97       3.35%         2,700,000
                                                                                                                     -------------
                                           TOTAL NEW HAMPSHIRE...................................................        2,700,000
-----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA -- 23.14%
                              1,800,000    Delaware Cnty IDA Solid Waste Rev.
                                             Bonds (Kimberly-Clark) Series D VRDO........   03/05/97       3.30%         1,800,000
                              1,500,000    Geisinger Auth Hlth System Rev Bonds
                                             (Geisinger) Ser B VRDO......................   03/03/97       3.45%         1,500,000
                              1,700,000    Lackawanna Cnty IDA IDR Bonds
                                             (National Book Company Inc.) VRDO...........   03/05/97       4.13%         1,700,000
                              2,500,000    Montgomery Cnty IDA PCR Rfdg Bonds
                                             (PECO) Series A CP..........................   04/10/97       3.40%         2,500,000
                              3,000,000    Philadelphia TRAN Ser A.......................   06/30/97       4.50%         3,005,254
                              2,000,000    Temple University of the Commonwealth
                                             System of Hgr Ed -- Univ Fndg Oblig.........   05/20/97       4.63%         2,003,908
                                                                                                                     -------------
                                           TOTAL PENNSYLVANIA....................................................       12,509,162
-----------------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA -- 3.70%
                              2,000,000    South Carolina Pub Svc Auth Rev Bonds
                                             Tax Exempt CP...............................   03/13/97       3.25%         2,000,000
                                                                                                                     -------------
                                           TOTAL SOUTH CAROLINA..................................................        2,000,000
-----------------------------------------------------------------------------------------------------------------------------------

                            PRINCIPAL                                                        MATURITY     INTEREST
                              AMOUNT                          SECURITY                         DATE         RATE          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
TENNESSEE -- 1.85%
                           $  1,000,000    Memphis GO Bonds Series A VRDO.................   03/05/97       3.30%     $   1,000,000
                                                                                                                      -------------
                                           TOTAL TENNESSEE........................................................        1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
TEXAS -- 23.87%
                              2,100,000    Board of Regents, Texas A & M Univ Permanent
                                             Univ Fund Sub Lien Notes Ser B CP............   04/09/97       3.30%         2,100,000
                              2,300,000    Harris Cnty HFDC Hosp Rev Bonds
                                             (St Lukes Epis Hosp) Ser B VRDO..............   03/03/97       3.45%         2,300,000
                              2,000,000    Harris Cnty HFDC Hosp Rev Bonds
                                             (Methodist Hosp) VRDO........................   03/03/97       3.45%         2,000,000
                              2,000,000    Harris Cnty HFDC Rev Bonds
                                             (Sisters of Charity) CP......................   03/06/97       3.50%         2,000,000
                              2,000,000    Houston GO Series B CP.........................   05/08/97       3.50%         2,000,000
                              1,500,000    Port of Corpus Christi Auth. of Nueces Cnty
                                             Marine Term Rev Bonds (Rey Met) VRDO.........   03/05/97       3.25%         1,500,000
                              1,000,000    Texas Muni Pwr Agy BAN CP......................   05/14/97       3.40%         1,000,000
                                                                                                                      -------------
                                           TOTAL TEXAS............................................................       12,900,000
-----------------------------------------------------------------------------------------------------------------------------------
WASHINGTON -- 8.65%
                              2,175,000    Washington HFC MFMR Rfdg. Bonds
                                             Series B VRDO................................   03/05/97       3.45%         2,175,000
                              2,500,000    Washington State GO Series 1996B VRDO..........   03/05/97       3.25%         2,500,000
                                                                                                                      -------------
                                           TOTAL WASHINGTON.......................................................        4,675,000
-----------------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA --
 4.62%
                              2,500,000    Pleasants Cnty Poll Ctl Rev Bonds
                                             (American Cyanamid) VRDO.....................   03/05/97       3.45%         2,500,000
                                                                                                                      -------------
                                           TOTAL WEST VIRGINIA....................................................        2,500,000
-----------------------------------------------------------------------------------------------------------------------------------
                                           TOTAL MUNICIPAL BONDS..................................................       53,591,173
===================================================================================================================================
                                           TOTAL VALUE OF SECURITIES OWNED -- 99.13%
                                           (which approximates cost for Federal income tax purposes)..............    $  53,591,173

                                           EXCESS OF OTHER ASSETS OVER TOTAL LIABILITIES -- .87%..................          470,302
                                                                                                                      -------------
                                           NET ASSETS APPLICABLE TO 54,103,233 SHARES OUTSTANDING;
                                             EQUIVALENT TO $1.00 PER SHARE -- 100.00%.............................    $  54,061,475
                                                                                                                      =============

       -------------------------------------

       BAN  = Bond Anticipation Notes
       CP   = Commercial Paper
       GO   = General Obligation
       HFC  = Housing Finance Commission/Corporation
       HFDC = Health Facility Development Corporation
       IDA  = Industrial Development Authority
       IDR  = Industrial Development Revenue
       MFHR = Multi-Family Housing Revenue
       MFMR = Multi-Family Mortgage Revenue
       PCR  = Pollution Control Revenue
       TRAN = Tax and Revenue Anticipation Notes

       VRDO = Variable Rate Demand
              Obligation -- The rate shown for
              each of these obligations is the
              rate as of February 28, 1997 and
              the maturity shown is the date of
              the next interest rate adjustment.

                                 See accompanying notes.

        Statements of Operations
        Navigator Funds

        For the Fiscal Year Ended February 28, 1997

                                                                             MONEY          TAX-FREE
                                                                             MARKET          MONEY
                                                                              FUND           MARKET
                                                                           ----------      ----------
          INVESTMENT INCOME:
            Interest Income.............................................   $9,488,602      $2,393,792
                                                                           ----------      ----------

          EXPENSES:
            Investment Advisory Fees....................................      351,362         173,384
            Administrative Fees.........................................      175,681          69,354
            Less Investment Advisory & Administration Fees
               Waived by Management.....................................     (423,822)       (170,659)
            Custodian and Transfer Agent Fees...........................      103,034          83,657
            Professional Fees...........................................       23,971          27,104
            Taxes -- Other than Income..................................       16,780          15,500
            Registration and Filing Fees................................       10,125           8,030
            Insurance...................................................        7,480           5,831
            Miscellaneous...............................................       27,649          19,622
                                                                           ----------      ----------
               Total Expenses...........................................      292,260         231,823
                                                                           ----------      ----------

          NET INVESTMENT INCOME.........................................    9,196,342       2,161,969

            Net Realized Loss on Securities Sold........................         (412)        (14,528)
                                                                           ----------      ----------

          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........   $9,195,930      $2,147,441
                                                                           ==========      ==========

                                See accompanying notes.

        Statements of Changes in Net Assets
        Navigator Money Market Fund

        For the Fiscal Year Ended February 28, 1997
        and the Nine-Month Period Ended February 29, 1996

                                                                       3/01/96            6/01/95
                                                                     TO 2/28/97         TO 2/29/96
                                                                    -------------      -------------
          INCREASE (DECREASE) IN NET ASSETS FROM:
          OPERATIONS:
            Net Investment Income................................   $   9,196,342      $   8,004,650
            Net Realized Loss on Securities Sold.................            (412)                --
                                                                    -------------      -------------
            Net Increase in Net Assets Resulting from
               Operations........................................       9,195,930          8,004,650
                                                                    -------------      -------------
          DIVIDENDS TO SHAREHOLDERS FROM:
            Net Investment Income................................      (9,196,342)        (8,004,650)
                                                                    -------------      -------------
          CAPITAL SHARE TRANSACTIONS:
            Proceeds from Shares Sold............................     707,669,816        539,968,847
            Shares Issued to Shareholders
               Upon Reinvestment of Dividends....................         542,212            151,635
            Cost of Shares Repurchased...........................    (695,725,517)      (610,497,023)
                                                                    -------------      -------------
            Net Increase (Decrease) in Net Assets Derived from
               Capital Share Transactions........................      12,486,511        (70,376,541)
                                                                    -------------      -------------

               NET INCREASE (DECREASE) IN NET ASSETS.............      12,486,099        (70,376,541)
          NET ASSETS:
            Beginning of Period..................................     167,732,325        238,108,866
                                                                    -------------      -------------
            End of Period........................................   $ 180,218,424      $ 167,732,325
                                                                    =============      =============

                                See accompanying notes.

        Statements of Changes in Net Assets
        Navigator Tax-Free Money Market Fund

        For the Fiscal Years ended February 28, 1997
        and February 29, 1996

                                                                       3/01/96            3/01/95
                                                                     TO 2/28/97         TO 2/29/96
                                                                    -------------      -------------
          INCREASE (DECREASE) IN NET ASSETS FROM:
          OPERATIONS:
            Net Investment Income................................   $   2,161,969      $   3,553,900
            Net Realized (Loss) Gain on Securities Sold..........         (14,528)             2,352
                                                                    -------------      -------------
            Net Increase in Net Assets
               Resulting from Operations.........................       2,147,441          3,556,252
                                                                    -------------      -------------

          DIVIDENDS TO SHAREHOLDERS FROM:
            Net Investment Income................................      (2,161,969)        (3,553,900)
                                                                    -------------      -------------

          CAPITAL SHARE TRANSACTIONS:
            Proceeds from Shares Sold............................     382,617,881        341,728,593
            Shares Issued to Shareholders
               Upon Reinvestment of Dividends....................         151,079            183,353
            Cost of Shares Repurchased...........................    (423,508,388)      (354,456,269)
                                                                    -------------      -------------
            Net Decrease in Net Assets Derived
               from Capital Share Transactions...................     (40,739,428)       (12,544,323)
                                                                    -------------      -------------

            NET DECREASE IN NET ASSETS...........................     (40,753,956)       (12,541,971)

          NET ASSETS:
            Beginning of Period..................................      94,815,431        107,357,402
                                                                    -------------      -------------
            End of Period........................................   $  54,061,475      $  94,815,431
                                                                    =============      =============

                                See accompanying notes.

       NOTES TO FINANCIAL STATEMENTS

       February 28, 1997

       NOTE 1 -- ORGANIZATION
       Navigator Money Market Fund -- Prime Obligations Portfolio ("Prime Obligations") is a portfolio offered by Navigator Money Market Fund, Inc. and Navigator Tax-Free Money Market Fund ("Tax-Free Money Market") is a portfolio offered by Navigator Tax-Free Money Market Fund, Inc. (each separately referred to as a "Fund" and collectively referred to as the "Funds"). Navigator Money Market Fund, Inc. and Navigator Tax-Free Money Market Fund, Inc. (each separately referred to as the "Company" and collectively referred to as the "Companies") are no-load, diversified, open-end investment companies registered under the Investment Company Act of 1940, as amended.

       Shares of each Fund ("Shares") are sold by Fairfield Group, Inc. ("Fairfield") to institutional investors ("Institutions") for the investment of their own funds or funds for which they act in some fiduciary capacity ("Customer Accounts"). Fund Shares may not be purchased by individuals directly, but institutional investors may purchase Shares for Customer Accounts maintained for individuals.

       Fairfield (the "Manager") acts as each Fund's Investment Advisor, Administrator, and Distributor. Shares are sold and redeemed without any purchase or redemption charge imposed by the Funds, although Institutions may charge their Customer Accounts for services provided in connection with the purchase or redemption of Shares.

       In 1996, Prime Obligations changed its fiscal year end from May 31 to February 29.

       NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
       Interest income and expenses are recorded on an accrual basis. Interest income includes, when applicable, the pro rata amortization of premiums and discounts.

       Security transactions are accounted for on the date the securities are purchased or sold (trade date). Investment securities are valued at amortized cost, which approximates market value. Realized gains and losses are determined by using the specific identification method.

       The fair value of securities for which prices cannot be determined using established procedures will be valued in good faith by the Board of Directors. No investments were so valued at February 28, 1997.

       Net investment income, determined as gross income less expenses, is declared as a dividend each day. Declared dividends are distributable to shareholders monthly on the first business day of the next month. Dividends payable at February 28, 1997 amounted to $794,914 and $102,845 for Prime Obligations and Tax-Free Money Market, respectively.

       No provision for Federal income taxes is made because it is the intention of the Funds to qualify as regulated investment companies under the provisions of the Internal Revenue Code and to make requisite distributions to shareholders which will relieve them from Federal income and excise taxes.

       For Federal income tax purposes, net realized capital losses generated in the Funds may be carried forward and applied against future capital gains. For Tax-Free Money Market, the realized loss for Federal income tax purposes was $14,528 for the year ended February 28, 1997. For Federal income tax purposes, the Fund had accumulated capital losses at February 28, 1997 of $52,018, which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 1999 -- $5,069, 2001 -- $32,421, and 2004 -- $14,528.

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

       NOTE 3 -- INVESTMENT ADVISORY AND ADMINISTRATIVE FEES
       As Manager, Fairfield provides investment advisory and administrative services to the Funds pursuant to Management Agreements dated April 17, 1993. Under the terms of the Agreement for

       Prime Obligations, the Manager is entitled to receive an annual fee for investment advisory services of .20% on the first $500 million of the average net assets of the Fund; .15% on the next $1 billion; and .10% on average net assets in excess of $1.5 billion. Under the Agreement for Tax-Free Money Market, the Manager is entitled to receive an annual fee for investment advisory services of .25% on the first $1 billion of the average net assets of the Fund; .20% on the next $1 billion; and .15% on average net assets in excess of $2 billion. Such fees are computed daily and paid monthly.

       For Prime Obligations, the Manager is also entitled to receive an administrative fee at the annual rate of .10% on the first $1.5 billion of the average net assets of the Fund and .05% thereafter. For Tax-Free Money Market, the Manager is entitled to receive an administrative fee at the annual rate of .10% on the Fund's average net assets. Such fees are computed daily and paid monthly.

       For Prime Obligations, during the year ended February 28, 1997, the management fees (investment advisory and administrative) earned by Fairfield totaled $527,043. Of the investment advisory and administrative fees earned, $423,822 was voluntarily waived by the Manager in order to assist the Fund in maintaining a competitive expense ratio. At February 28, 1997, Fairfield was owed $7,000 (after partial fee waiver) for investment advisory services and $7,000 (after partial fee waiver) in administrative fees.

       For Tax-Free Money Market, during the year ended February 28, 1997, the management fees (investment advisory and administrative) earned by Fairfield totaled $242,738. Of the investment advisory and administrative fees earned, $170,659 was voluntarily waived by the Manager in order to assist the Fund in maintaining a competitive expense ratio. At February 28, 1997, Fairfield was owed $2,117 (after partial fee waiver) for investment advisory services.

       NOTE 4 -- CUSTODIAN AND TRANSFER AGENT FEES
       Custodial services are provided to the Funds by CoreStates Bank, N.A. FPS Services, Inc., is the Funds' Transfer Agent and, as such, provides transfer agency, dividend disbursing, and bookkeeping services.

       NOTE 5 -- OTHER TRANSACTIONS WITH AFFILIATES
       Fairfield also serves as the Companies' exclusive Distributor; however, it receives no fees for providing distribution services.

       Certain officers and directors of the Companies are also officers and directors of Fairfield. Such officers and directors do not receive fees from the Funds for serving as officers and directors to the Funds.

       The Funds have paid legal fees to a law firm with which the Secretary of the Companies is associated.

       NOTE 6 -- REPURCHASE AGREEMENTS
       The investment policies of Prime Obligations permit participation in repurchase agreements. Collateral for such agreements is held by the Fund's Custodian in the Federal Reserve's book-entry system. The Fund monitors its repurchase agreements on a daily basis to ensure that the market value of the collateral underlying the agreements is maintained at not less than 100% of the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.


       Prime Obligations may participate in repurchase agreements arranged by Fairfield for a fee not to exceed 1% of the purchase or sale price of the transaction. During the year ended February 28, 1997, Fairfield received $933 in fees with respect to such transactions.

        NOTE 7 -- CAPITAL SHARES
        At February 28, 1997, Prime Obligations had 2 billion shares of $.001 par value common stock authorized with respect to the Fund. Transactions in capital shares of the Fund during the periods indicated were as follows:

                                                                         3/01/96           6/01/95
                                                                        TO 2/28/97        TO 2/29/96
                                                                       ------------      ------------
         Shares sold................................................    707,669,816       539,968,847
         Shares issued upon reinvestment of dividends...............        542,212           151,635
         Shares repurchased.........................................   (695,725,517)     (610,497,023)
                                                                       ------------      ------------
         Net increase (decrease)....................................     12,486,511       (70,376,541)
         Outstanding at beginning of period.........................    167,734,554       238,111,095
                                                                       ------------      ------------
         Outstanding at end of period...............................    180,221,065       167,734,554
                                                                       ============      ============

        At February 28, 1997, Tax-Free Money Market had 2 billion shares of $.001 par value common stock authorized with respect to the Fund. Transactions in capital shares of the Fund during the periods indicated were as follows:

                                                                         3/01/96           3/01/95
                                                                        TO 2/28/97        TO 2/29/96
                                                                       ------------      ------------
         Shares sold................................................    382,617,881       341,728,593
         Shares issued upon reinvestment of dividends...............        151,079           183,353
         Shares repurchased.........................................   (423,508,388)     (354,456,269)
                                                                       ------------      ------------
         Net decrease...............................................    (40,739,428)      (12,544,323)
         Outstanding at beginning of period.........................     94,842,661       107,386,984
                                                                       ------------      ------------
         Outstanding at end of period...............................     54,103,233        94,842,661
                                                                       ============      ============

        NOTE 8 -- INVESTMENT COMPOSITION
        Tax-Free Money Market invests in securities which may include revenue, general, and escrowed obligations. At February 28, 1997, the revenue sources by purpose were as follows:

                                                                                         % OF PORTFOLIO
                                                                                          INVESTMENTS
                                                                                         -------------
         Revenue Bonds:
           Health Care Facilities.....................................................          19%
           Educational Facilities.....................................................          13
           Industrial Development.....................................................          11
           Pollution Control..........................................................          11
           Housing Facilities.........................................................           9
           State Government...........................................................           6
           Electric Utility...........................................................           4
           Oil........................................................................           4
         General Obligations..........................................................          23
                                                                                         -----------
                                                                                               100%
                                                                                         ===========

        NOTE 9 -- FINANCIAL HIGHLIGHTS
        Financial highlights for a share of Prime Obligations outstanding throughout the periods indicated were as follows:

                                                        3/01/96      6/01/95      6/01/94    6/01/93    6/01/92
                                                           TO           TO           TO         TO         TO
                                                        2/28/97      2/29/96      5/31/95    5/31/94    5/31/93
                                                        --------     --------     --------   --------   --------
           Net Asset Value,
             beginning of period......................    $1.00        $1.00        $1.00      $1.00      $1.00
                                                        --------     --------     --------   --------   --------
           Income from
             Investment Operations:
               Net Investment Income..................     .0523        .0413        .0501      .0314      .0323
           Distributions:
             From Net Investment Income...............    (.0523)      (.0413)      (.0501)    (.0314)    (.0323)
                                                        --------     --------     --------   --------   --------
           Net Asset Value,
             end of period............................    $1.00        $1.00        $1.00      $1.00      $1.00
                                                        ========     ========     ========   ========   ========
           Total Return...............................     5.37%        4.21%(b)     5.19%      3.18%      3.28%
           Net Assets,
             end of period (in thousands).............  $180,218     $167,732     $238,109   $341,136   $417,114
           Ratios and Supplemental Data:
             Ratio of Expenses to Average
               Net Assets.............................      .17%         .25%(a)      .28%       .27%       .26%
             Ratio of Expenses to Average
               Net Assets, excluding Fee Waivers......      .41%         .55%(a)      .43%       .42%       .41%
             Ratio of Net Investment
               Income to Average Net Assets...........     5.23%        5.51%(a)     5.01%      3.14%      3.23%
             Ratio of Net Investment
               Income to Average Net Assets,
               excluding Fee Waivers..................     4.99%        5.21%(a)     4.86%      2.99%      3.08%

        ----------------------
        (a) Annualized

        (b) Not Annualized

        Financial highlights for a share of the Tax-Free Money Market outstanding throughout the periods indicated were as follows:

                                                          3/01/96     3/01/95     3/01/94    3/01/93    3/01/92
                                                            TO          TO           TO         TO         TO
                                                          2/28/97     2/29/96     3/28/95    2/28/94    2/28/93
                                                          -------     -------     --------   --------   --------
           Net Asset Value,
             beginning of period........................  $1.00       $1.00        $1.00      $1.00      $1.00
                                                          -------     -------     --------   --------   --------
           Income from
             Investment Operations:
               Net Investment Income....................    .0312       .0353        .0286      .0227      .0273
               Net Loss on Securities
                 (both realized and unrealized).........   (.0002)         --       (.0003)        --         --
                                                          -------     -------     --------   --------   --------
                    Total Income from
                      Investment Operations.............    .0310       .0353        .0283      .0227      .0273
                                                          -------     -------     --------   --------   --------
           Distributions:
             From Net Investment Income.................   (.0312)     (.0353)      (.0286)    (.0227)    (.0273)
                                                          -------     -------     --------   --------   --------
           Net Asset Value,
             end of period..............................  $1.00       $1.00        $1.00      $1.00      $1.00
                                                          =======     =======     ========   ========   ========
           Total Return.................................    3.17%       3.59%        2.94%      2.29%      2.76%
           Net Assets,
             end of period (in thousands)...............  $54,061     $94,815     $107,357   $152,273   $202,245
           Ratios and Supplemental Data:
             Ratio of Expenses to Average
               Net Assets...............................     .33%        .31%         .29%       .28%       .23%
             Ratio of Expenses to Average
               Net Assets, excluding Fee Waivers........     .58%        .51%         .49%       .48%       .43%
             Ratio of Net Investment
               Income to Average Net Assets.............    3.12%       3.53%        2.86%      2.27%      2.73%
             Ratio of Net Investment
               Income to Average Net Assets,
               excluding Fee Waivers....................    2.87%       3.33%        2.66%      2.07%      2.53%

        Report of Independent Auditors

        TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
        NAVIGATOR MONEY MARKET FUND -- PRIME OBLIGATIONS PORTFOLIO NAVIGATOR TAX-FREE MONEY MARKET FUND

        We have audited the accompanying statements of net assets of Navigator Money Market Fund -- Prime Obligations Portfolio and of Navigator Tax-Free Money Market Fund as of February 28, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods presented therein, and the financial highlights for each of the five periods presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Navigator Money Market Fund -- Prime Obligations Portfolio and of Navigator Tax-Free Money Market Fund at February 28, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two periods presented therein, and the financial highlights for each of the five periods presented therein, in conformity with generally accepted accounting principles.

                                              ERNST & YOUNG LLP

        Philadelphia, Pennsylvania
        April 11, 1997

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